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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):

                                November 15, 2002



                    Honda Auto Receivables 2002-4 Owner Trust
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                       (Issuer with respect to Securities)

                        American Honda Receivables Corp.
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               (Exact name of registrant specified in its charter)

         California                     333-71022          33-0526079
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(State or other jurisdiction        (Commission File        IRS Employer
         of incorporation)              Number)             Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                       90501
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(Address of principal executive offices)                 (Zip code)





Registrant's telephone number, including area code:               (310) 781-4100
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                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5.           Other Events
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         Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          American Honda Receivables Corp.



                                          By: /s/ Y. Takahashi
                                             -----------------
                                          Name:   Y. Takahashi
                                          Title:  President


Dated:  November 15, 2002